As filed with the Securities and Exchange Commission on August 2, 2007
Registration No. 333-144547

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
AMENDMENT NO. 2
TO
FORM S-1
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
NEW 360
(Exact name of registrant as specified in its charter)

California	7812	01-08893376

(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)
2777 North Ontario Street
Burbank, California 91504
(818) 565-1444
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Alan R. Steel, Chief Financial Officer
New 360
2777 North Ontario Street
Burbank, California 91504
(818) 565-1444
(Name, address, including zip code, and telephone number, including area code, of agent for service)
Copy to:
William D. Gould
Troy & Gould P.C.
1801 Century Park East, 16th Floor
Los Angeles, California 90067
Telephone: (310) 789-1338
Facsimile: (310) 201-4746
Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. ☐
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
CALCULATION OF REGISTRATION FEE

	Proposed Maximum
Title of Each Class of	Aggregate	Amount of
Securities to be Registered	Offering Price(1)	Registration Fee
Shares of Common Stock, no par value	$13,298,000	$408.25(2)

(1)	Calculated pursuant to Rule 457(f)(2) under the Securities Act of 1933 based on the estimated book value of the registrant as of July 13, 2007.

(2)	Previously paid.
The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note
This Amendment No. 2 to Registration Statement on Form S-1 is being filed for the sole purpose of including Exhibits 5.1 and 8.1.

Item 16. Exhibits and Financial Statement Schedules.
(a)	Exhibits.

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger and Reorganization, dated as of April 16, 2007, among New 360, Point.360 and DG FastChannel, Inc. (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form 10 filed by New 360 on May 14, 2007)

2.2	Contribution Agreement, dated as of April 16, 2007, among New 360, Point.360 and DG FastChannel, Inc. (incorporated by reference to Exhibit 2.2 to the Registration Statement on Form 10 filed by New 360 on May 14, 2007)

2.3	First Amendment to Agreement and Plan of Merger and Reorganization, dated as of June 22, 2007, among New 360, Point.360, and DG FastChannel, Inc. (incorporated by reference to Exhibit 2.3 to Amendment No. 1 to the Registration Statement on Form 10 filed by New 360 on June 22, 2007)

2.4	First Amendment to Contribution Agreement, dated as of June 22, 2007, among New 360, Point.360, and DG FastChannel, Inc. (incorporated by reference to Exhibit 2.4 to Amendment No. 1 to the Registration Statement on Form 10 filed by New 360 on June 22, 2007)

3.1	Articles of Incorporation of New 360 (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form 10 filed by New 360 on May 14, 2007)

3.2	Bylaws of New 360 (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form 10 filed by New 360 on May 14, 2007)

4.1	Form of New 360 Common Stock Certificate (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-1, Registration No. 333-144547, filed by New 360 on July 13, 2007)

4.2	Form of Rights Agreement between New 360 and American Stock Transfer & Trust Company

4.3	Form of Certificate of Determination of Series A Junior Participating Preferred Stock of New 360 (attached as an exhibit to the Rights Agreement filed as Exhibit 4.2 hereto)

4.4	Form of Right Certificate (attached as an exhibit to the Rights Agreement filed as Exhibit 4.2 hereto)

5.1	Opinion of Troy & Gould PC as to the securities being registered

8.1	Opinion of Troy & Gould PC as to tax matters

10.1	Form of Noncompetition Agreement between New 360 and DG FastChannel, Inc. (incorporated by reference to Exhibit 10.1 to the Registration Statement on Form 10 filed by New 360 on May 14, 2007)

Exhibit No.	Exhibit Description

10.2	Form of Post Production Services Agreement between New 360 and DG FastChannel, Inc. (incorporated by reference to Exhibit 10.2 to the Registration Statement on Form 10 filed by New 360 on May 14, 2007)

10.3	Form of Working Capital Reconciliation Agreement among New 360, Point.360 and DG FastChannel, Inc. (incorporated by reference to Exhibit 10.3 to the Registration Statement on Form 10 filed by New 360 on May 14, 2007)

10.4	Form of Indemnification and Tax Matters Agreement between New 360 and DG FastChannel, Inc. (incorporated by reference to Exhibit 10.4 to the Registration Statement on Form 10 filed by New 360 on May 14, 2007)

10.5	Severance Agreement, dated September 30, 2003, between Point.360 and Haig S. Bagerdjian (to be assumed by New 360) (incorporated by reference to Exhibit 10.5 to the Registration Statement on Form 10 filed by New 360 on May 14, 2007)

10.6	Severance Agreement, dated September 30, 2003, between Point.360 and Alan R. Steel (to be assumed by New 360) (incorporated by reference to Exhibit 10.6 to the Registration Statement on Form 10 filed by New 360 on May 14, 2007)

10.7	2007 Equity Incentive Plan of New 360 (incorporated by reference to Exhibit 10.7 to Amendment No. 1 to the Registration Statement on Form 10 filed by New 360 on June 22, 2007)

10.8	Building Lease (1133 Hollywood Way, Burbank Facility), dated June 11, 1998, between Point.360 and Hollywood Way Office Ventures LLC (to be assumed by New 360) (incorporated by reference to Exhibit 10.8 to the Registration Statement on Form 10 filed by New 360 on May 14, 2007)

10.9	Standard Industrial / Commercial Single — Tenant Lease — Net (712 N. Seward St., Los Angeles facility), dated January 24, 1997, between Point.360 and Richard Hourizadeh, as amended in July 2002 (to be assumed by New 360) (incorporated by reference to Exhibit 10.9 to the Registration Statement on Form 10 filed by New 360 on May 14, 2007)

10.10	Standard Industrial / Commercial Multi-Tenant Lease-Net (West Los Angeles facility), dated March 17, 2004, between Point.360 and Martin Shephard, as co-Trustee of the Shephard Family Trust of 1988 (to be assumed by New 360) (incorporated by reference to Exhibit 10.10 to Amendment No. 1 to the Registration Statement on Form 10 filed by New 360 on June 22, 2007)

10.11	Standard Industrial Lease — Net (Highland facility), dated April 3, 1989, between Point.360 and Leon Vahn FBO for Leon Vahn Living Trust, as amended (to be assumed by New 360) (incorporated by reference to Exhibit 10.11 to Amendment No. 1 to the Registration Statement on Form 10 filed by New 360 on June 22, 2007)

10.12	Standard Industrial / Commercial Multi-Tenant Lease —Net (IVC facility), dated March 1, 2002, between Point.360 and 2777 LLC, as amended (to be assumed by New 360) (incorporated by reference to Exhibit 10.12 to Amendment No. 1 to the Registration Statement on Form 10 filed by New 360 on June 22, 2007)

Exhibit No.	Exhibit Description

10.13	Lease Agreement (Media Center) dated March 29, 2006 between Point.360 and LEAFS Properties, LP (to be assumed by New 360) (incorporated by reference to Exhibit 10.13 to Amendment No. 1 to the Registration Statement on Form 10 filed by New 360 on June 22, 2007)

10.14	Asset Purchase Agreement, dated as of March 7, 2007, among Point.360, Eden FX, Mark Miller, and John Gross (to be assumed by New 360) (incorporated by reference to Exhibit 10.14 to the Registration Statement on Form 10 filed by New 360 on May 14, 2007)

21.1	Subsidiaries of New 360 (incorporated by reference to Exhibit 21.1 to the Registration Statement on Form 10 filed by New 360 on May 14, 2007)

23.1	Consent of Singer Lewak Greenbaum & Goldstein LLP (previously filed).

23.2	Consent of Troy & Gould PC (included in Exhibits 5.1 and 8.1)

24.1	Power of Attorney (incorporated by reference to the Power of Attorney included on the signature page of the Registration Statement on Form S-1, Registration No. 333-144547, filed by New 360 on July 13, 2007)
(b)	Financial Statement Schedules.
     Schedule II — Valuation and Qualifying Accounts (previously filed).

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in Burbank, California, on July 26, 2007.

NEW 360
By:	/s/ Haig S. Bagerdjian
Chairman of the Board of Directors, President, and Chief Executive Officer
(Principal Executive Officer)

Power of Attorney
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated.

Name		Position	Date
/s/ Haig S. Bagerdjian Haig S. Bagerdjian		Chairman of the Board of Directors, President, and Chief Executive Officer (Principal Executive Officer)	August 1, 2007
/s/ Alan R. Steel Alan R. Steel		Executive Vice President, Finance and Administration, Chief Financial Officer, and Secretary (Principal Financial and Accounting Officer)	August 1, 2007
* Robert A. Baker		Director	August 1, 2007
* San P. Bell		Director	August 1, 2007
* Greggory J. Hutchins		Director	August 1, 2007
* G. Samuel Oki		Director	August 1, 2007
*By:	/s/ Haig S. Bagerdjian Haig S. Bagerdjian Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger and Reorganization, dated as of April 16, 2007, among New 360, Point.360 and DG FastChannel, Inc. (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form 10 filed by New 360 on May 14, 2007)

2.2	Contribution Agreement, dated as of April 16, 2007, among New 360, Point.360 and DG FastChannel, Inc. (incorporated by reference to Exhibit 2.2 to the Registration Statement on Form 10 filed by New 360 on May 14, 2007)

2.3	First Amendment to Agreement and Plan of Merger and Reorganization, dated as of June 22, 2007, among New 360, Point.360, and DG FastChannel, Inc. (incorporated by reference to Exhibit 2.3 to Amendment No. 1 to the Registration Statement on Form 10 filed by New 360 on June 22, 2007)

2.4	First Amendment to Contribution Agreement, dated as of June 22, 2007, among New 360, Point.360, and DG FastChannel, Inc. (incorporated by reference to Exhibit 2.4 to Amendment No. 1 to the Registration Statement on Form 10 filed by New 360 on June 22, 2007)

3.1	Articles of Incorporation of New 360 (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form 10 filed by New 360 on May 14, 2007)

3.2	Bylaws of New 360 (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form 10 filed by New 360 on May 14, 2007)

4.1	Form of New 360 Common Stock Certificate (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-1, Registration No. 333-144547, filed by New 360 on July 13, 2007)

4.2	Form of Rights Agreement between New 360 and American Stock Transfer & Trust Company

4.3	Form of Certificate of Determination of Series A Junior Participating Preferred Stock of New 360 (attached as an exhibit to the Rights Agreement filed as Exhibit 4.2 hereto)

4.4	Form of Right Certificate (attached as an exhibit to the Rights Agreement filed as Exhibit 4.2 hereto)

5.1	Opinion of Troy & Gould PC as to the securities being registered

8.1	Opinion of Troy & Gould PC as to tax matters

10.1	Form of Noncompetition Agreement between New 360 and DG FastChannel, Inc. (incorporated by reference to Exhibit 10.1 to the Registration Statement on Form 10 filed by New 360 on May 14, 2007)

10.2	Form of Post Production Services Agreement between New 360 and DG FastChannel, Inc. (incorporated by reference to Exhibit 10.2 to the Registration Statement on Form 10 filed by New 360 on May 14, 2007)

Exhibit No.	Exhibit Description

10.3	Form of Working Capital Reconciliation Agreement among New 360, Point.360 and DG FastChannel, Inc. (incorporated by reference to Exhibit 10.3 to the Registration Statement on Form 10 filed by New 360 on May 14, 2007)

10.4	Form of Indemnification and Tax Matters Agreement between New 360 and DG FastChannel, Inc. (incorporated by reference to Exhibit 10.4 to the Registration Statement on Form 10 filed by New 360 on May 14, 2007)

10.5	Severance Agreement, dated September 30, 2003, between Point.360 and Haig S. Bagerdjian (to be assumed by New 360) (incorporated by reference to Exhibit 10.5 to the Registration Statement on Form 10 filed by New 360 on May 14, 2007)

10.6	Severance Agreement, dated September 30, 2003, between Point.360 and Alan R. Steel (to be assumed by New 360) (incorporated by reference to Exhibit 10.6 to the Registration Statement on Form 10 filed by New 360 on May 14, 2007)

10.7	2007 Equity Incentive Plan of New 360 (incorporated by reference to Exhibit 10.7 to Amendment No. 1 to the Registration Statement on Form 10 filed by New 360 on June 22, 2007)

10.8	Building Lease (1133 Hollywood Way, Burbank Facility), dated June 11, 1998, between Point.360 and Hollywood Way Office Ventures LLC (to be assumed by New 360) (incorporated by reference to Exhibit 10.8 to the Registration Statement on Form 10 filed by New 360 on May 14, 2007)

10.9	Standard Industrial / Commercial Single — Tenant Lease — Net (712 N. Seward St., Los Angeles facility), dated January 24, 1997, between Point.360 and Richard Hourizadeh, as amended in July 2002 (to be assumed by New 360) (incorporated by reference to Exhibit 10.9 to the Registration Statement on Form 10 filed by New 360 on May 14, 2007)

10.10	Standard Industrial / Commercial Multi-Tenant Lease-Net (West Los Angeles facility), dated March 17, 2004, between Point.360 and Martin Shephard, as co-Trustee of the Shephard Family Trust of 1988 (to be assumed by New 360) (incorporated by reference to Exhibit 10.10 to Amendment No. 1 to the Registration Statement on Form 10 filed by New 360 on June 22, 2007)

10.11	Standard Industrial Lease — Net (Highland facility), dated April 3, 1989, between Point.360 and Leon Vahn FBO for Leon Vahn Living Trust, as amended (to be assumed by New 360) (incorporated by reference to Exhibit 10.11 to Amendment No. 1 to the Registration Statement on Form 10 filed by New 360 on June 22, 2007)

10.12	Standard Industrial / Commercial Multi-Tenant Lease —Net (IVC facility), dated March 1, 2002, between Point.360 and 2777 LLC, as amended (to be assumed by New 360) (incorporated by reference to Exhibit 10.12 to Amendment No. 1 to the Registration Statement on Form 10 filed by New 360 on June 22, 2007)

10.13	Lease Agreement (Media Center) dated March 29, 2006 between Point.360 and LEAFS Properties, LP (to be assumed by New 360) (incorporated by reference to Exhibit 10.13 to Amendment No. 1 to the Registration Statement on Form 10 filed by New 360 on June 22, 2007)

Exhibit No.	Exhibit Description

10.14	Asset Purchase Agreement, dated as of March 7, 2007, among Point.360, Eden FX, Mark Miller, and John Gross (to be assumed by New 360) (incorporated by reference to Exhibit 10.14 to the Registration Statement on Form 10 filed by New 360 on May 14, 2007)

21.1	Subsidiaries of New 360 (incorporated by reference to Exhibit 21.1 to the Registration Statement on Form 10 filed by New 360 on May 14, 2007)

23.1	Consent of Singer Lewak Greenbaum & Goldstein LLP (previously filed)

23.2	Consent of Troy & Gould PC (included in Exhibits 5.1 and 8.1)

24.1	Power of Attorney (incorporated by reference to the Power of Attorney included on the signature page of the Registration Statement on Form S-1, Registration No. 333-144547, filed by New 360 on July 13, 2007)